SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

Mutual Fund Series Trust

(Name of Registrant as Specified in Its Charter)

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Catalyst / SMH High Income Fund

Catalyst / SMH Total Return Income Fund

SMH Representation Trust

each a series of Mutual Fund Series Trust

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

 1-866-447-4228

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held August [  ], 2012

Dear Shareholders:

The Board of Trustees of the Mutual Fund Series Trust (the “Trust”), an open-end management investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Catalyst / SMH High Income Fund (the “High Income Fund”), the Catalyst / SMH Total Return Income Fund (the “Total Return Fund”), and the SMH Representation Trust (the “SMH Fund”) (each a “Fund” and together, the “Funds”), to be held at the offices of the MFund Services LLC, 22 High Street, Huntington, NY 11743, on [August   ], 2012 at [  ]:00 [ ].m., Eastern time, for the following purposes:

1.

For the High Income Fund and the Total Return Fund:   To approve a new Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and SMH Capital Advisors, Inc.

2.

For the SMH Fund:   To approve a new Management Agreement between Mutual Fund Series Trust and SMH Capital Advisors, Inc.

3.

For the High Income Fund and the Total Return Fund:   To approve the Fund’s reliance on an order from the Securities and Exchange Commission for which Catalyst Capital Advisors, LLC and the Trust intend to apply.  The exemption from Section 15(a) of the Investment Company Act of 1940, as amended, will allow the Catalyst Capital Advisors, LLC to hire sub-advisers without shareholder approval.

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For all Funds:  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on August [  ], 2012 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August __, 2012.  A copy of this Notice of Shareholder Meeting, the Proxy Statement (including the proposed Sub-Advisory Agreement and the proposed Management Agreement) and Proxy Voting Ballot are available at [              ].

By Order of the Board of Trustees

James P. Ash, Secretary

[                     ], 2012

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or call the number listed on your proxy card, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

Catalyst / SMH High Income Fund

Catalyst / SMH Total Return Income Fund

SMH Representation Trust

each a series of

MUTUAL FUND SERIES TRUST

with its principal offices at

4020 South 147th Street, Suite 2, Omaha, Nebraska 68137

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held [August        ], 2012

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Mutual Fund Series Trust (the “Trust”) on behalf of the Catalyst / SMH High Income Fund (the “High Income Fund”), the Catalyst / SMH Total Return Income Fund (the “Total Return Fund”), and the SMH Representation Trust (the “SMH Fund”) (each a “Fund” and together, the “Funds”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of MFund Services LLC, 22 High Street, Huntington, NY 11743 on [                     ], 2012 at [  ]:00 [ ].m., Eastern time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [                     ], 2012.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.

For the High Income Fund and the Total Return Fund:   To approve a new Sub-Advisory Agreement between Catalyst Capital Advisors, LLC (“Catalyst”),  the investment adviser to the High Income Fund and the Total Return Fund, and SMH Capital Advisors, Inc. (“SMH Capital”), the sub-adviser to the High Income Fund and the Total Return Fund.

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For the SMH Fund:   To approve a new Management Agreement between the Trust and SMH Capital, investment adviser to the SMH Fund.

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For the High Income Fund and the Total Return Fund:   To approve the High Income Fund’s and the Total Return Fund’s reliance on an order from the Securities and Exchange Commission for which the Funds have applied.  The exemption from Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), will allow Catalyst to hire sub-advisers without shareholder approval.

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For all Funds:  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [               ], 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of each Fund’s most recent annual report or semi-annual report, including financial statements and schedules is available at no charge by sending a written request to the Funds, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, by calling  1-866-447-4228 or by visiting www.CatalystMutualFunds.com or www.smhca.com.

PROPOSAL I

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN

CATALYST AND SMH CAPITAL

Background

The primary purpose of this proposal is to approve a new sub-advisory agreement between Catalyst and SMH Capital (the “New Sub-Advisory Agreement”) in order that SMH Capital can continue to manage the assets of the High Income Fund and the Total Return Fund.  Both Catalyst and SMH Capital have served in their respective capacities of investment adviser and Sub-adviser to the High Income Fund and the Total Return Fund since May 21, 2008.  Approval of the New Sub-Advisory Agreement will not raise the fees paid by either Fund or either Fund’s shareholders.  The New Sub-Advisory Agreement is similar in all material respects to the current sub-advisory agreement (the “Current Sub-Advisory Agreement”) that it will replace.  The effective date of the New Sub-Advisory Agreement will be the later of the date shareholders of the Fund approve the New Sub-Advisory Agreement or upon the completion of the restructuring described below.

Shareholder approval of the New Sub-Advisory Agreement is being requested in connection with an anticipated change in the ownership of SMH Capital.  Currently, SMH Capital is a wholly owned subsidiary of The Edelman Financial Group Inc. (“Edelman”).  On April 16, 2012, Edelman entered into a merger agreement with Summer Holdings II, Inc. and Summer Merger Sub, Inc., a wholly owned subsidiary of Summer Holdings II, Inc.  The proposed merger of Edelman with Summer Merger Sub, Inc. will result in a change in the ownership of Edelman, and indirectly, a change in control of SMH Capital.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in a change in control of an investment adviser causes the adviser’s management agreement, or in this case, sub-advisory agreement, to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act.  The merger described above is presumed to constitute a “change in control” of SMH Capital for purposes of the 1940 Act and will cause the “assignment” and resulting termination of the Current Sub-Advisory Agreement upon completion of the proposed merger.

The 1940 Act requires that the New Sub-Advisory Agreement be approved by a vote of a majority of the outstanding shares of each Fund.  Therefore, shareholders are being asked to approve the proposed New Sub-Advisory Agreement, which will take effect upon the later of completion of the proposed merger or shareholder approval.  Under the 1940 Act, a Trust may approve an interim management agreement, or in this case, an interim sub-advisory agreement, to permit a sub-adviser to continue providing services to a fund for a duration of up to 150 days from the day the prior sub-advisory agreement terminated.  The Board of Trustees of the Trust approved an interim sub-advisory agreement between Catalyst and SMH Capital for the Total Return Fund and the High Income Fund on May 16, 2012 (the “Interim Sub-Advisory Agreement”).  If the proposed merger is completed before shareholders of the High Income Fund and/or the Total Return Fund approve the New Sub-Advisory Agreement, SMH Capital will continue to manage the Funds pursuant to the Interim Sub-Advisory Agreement until such approval is obtained.

The Sub-Advisory Agreements

Under the terms of the Management Agreement between the Trust and Catalyst, Catalyst is entitled to receive an annual advisory fee from both the Total Return Fund and the High Income Fund equal to 1.00% of the Fund’s average daily net assets.  Under the terms of the Current Sub-Advisory Agreement, SMH Capital is entitled to receive an annual fee from each Fund equal to 50% of the respective advisory fee paid to Catalyst.  For such compensation, SMH Capital, at its expense, continuously furnishes an investment program for each Fund, makes investment decisions on behalf of each Fund, and places all orders for the purchase and sale of portfolio securities, subject to each Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine.  The Current Sub-Advisory Agreement was entered into on May 12, 2008 and was approved by the shareholders of each Fund on [May 21, 2008].  The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), last renewed the Current Sub-Advisory Agreement at a meeting on February 28, 2012.

The Current Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust.  The Current Sub-Advisory Agreement automatically terminates on assignment and is terminable upon notice by each respective Fund.  In addition, the Current Sub-Advisory Agreement may be terminated on not more than 60 days’ notice by SMH Capital given to the respective Fund with which it is terminating the New Sub-Advisory Agreement.

The Current Sub-Advisory Agreement provides that SMH Capital shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Current Sub-Advisory Agreement, except for the date of execution, effectiveness, and termination. The terms of the Interim Sub-Advisory Agreement are identical in all material respects to those of the Current Sub-Advisory Agreement, except for the date of execution, effectiveness, and termination, the maximum duration is 150 days, and fees are held in escrow until shareholders of the applicable Fund approve the New Sub-Advisory Agreement.

The effective date of the New Sub-Advisory Agreement with respect to the High Income Fund and the Total Return Fund will be the later of (1) date shareholders of each respective Fund approve the New Sub-Advisory Agreement or (2) the effective date of the proposed Edelman merger.  Subject to shareholder approval, Catalyst will enter into the New Sub-Advisory Agreement with SMH Capital.  If the New Sub-Advisory Agreement with SMH Capital is not approved by shareholders, the Board of Trustees and Catalyst will consider other options, including a new or modified request for shareholder approval of a New Sub-Advisory Agreement.

The New Sub-Advisory Agreement is attached as Appendix A.  You should read the New Sub-Advisory Agreement.  The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

Evaluation by the Board of Trustees

At a meeting held on May 16, 2012, the Board of Trustees of the Trust approved the New Sub-Advisory Agreement for the High Income Fund and the Total Return Fund, subject to shareholder approval, as well as the Interim Sub-Advisory Agreement. The Board’s determination to approve the New Sub-Advisory Agreement followed their consideration of various factors and review of written materials provided by SHM Capital. The Boards’ deliberations and the information on which their conclusions were based are summarized below.

The Trustees noted that the renewal of Current Sub-Advisory Agreement was considered and approved at the quarterly meeting of the Board of Trustees on February 28, 2012. The Trustees were informed that it was not anticipated that there would be any changes to the current operations or services provided to the Funds by SMH Capital after the Edelman merger and that the New Sub-Advisory Agreement was nearly identical to the Current Sub-Advisory Agreement.

As to the nature, extent and quality of the services provided by SMH Capital to the Funds, the Trustees reviewed SMH Capital’s responses to a series of questions regarding the services provided by SMH Advisors, as well as information on the corporate structure, officers, owners and compliance record of SMH Advisors.  The Trustees then discussed the nature of the SMH Capital’s operations, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board then reviewed financial information for SMH Advisors provided by the firm. The Trustees concluded that the adviser has provided a level of service consistent with the Board’s expectations.

The Trustees discussed the corporate organization of SMH Capital and noted that SMH Capital is not affiliated with the transfer agent, underwriter or custodian, and therefore will not derive any benefits from the relationships these parties have with the Trust.  SMH Capital may benefit indirectly from the 12b-1 fees of the Funds to the extent that the fees are used successfully to grow the assets of the Funds.

As to each Fund’s performance on a comparative basis, the Trustees reviewed each Fund’s performance for the 2011 period and compared the performance to that of a group of similarly managed funds and a benchmark index. The Board noted that the High Income Fund had underperformed its respective peer group averages and benchmark index for the year. The Trustees acknowledged that 2011 was a challenging year in the markets and for the advisor but that the longer term performance of the advisor and the Funds was good. Following discussion, the Board concluded that each Fund’s performance was acceptable. The Board noted that no change to the investment personnel servicing the Funds was anticipated as a result of the proposed Edelman merger.

The Board considered the profits realized by the adviser in connection with the operation of each Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Funds.  The Trustees concluded that the adviser’s level of profitability from its relationship with each Fund was not excessive.

As to comparative fees and expenses, the Board then considered the sub-advisory fees paid to SMH Advisors for SMH High Income and SMH Total Return and noted that the sub-advisory fee was negotiated between Catalyst and SMH Advisors and is paid by Catalyst, not the Fund.  The Board noted that SMH Advisors receives 50% of each of the High Income Fund’s and Total Return Fund’s management fees.  Following discussion, the Trustees concluded that the sub-advisory fee for each Fund was reasonable.

As to economies of scale, the Board considered whether there will be economies of scale with respect to the management of the Funds and whether there is the potential for realization of any further economies of scale.  After discussion, it was noted that because of each Fund’s size, economies of scale were unlikely to be realized in the near future and consequently, were not a relevant consideration at this time.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the High Income Fund and the Total Return Fund vote “FOR” approval of the New Sub-Advisory Agreement.

PROPOSAL II

APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN

THE TRUST AND SMH CAPITAL

Background

The primary purpose of this proposal is to approve a new management agreement between the Trust and SMH Capital (the “New Management Agreement”) in order that SMN Capital can continue to manage the assets of the SMH Fund.  SMH Capital has served as investment adviser to the SMH Fund since May 24, 2010.  Approval of the New Management Agreement will not raise the fees paid by either Fund or the SMH Fund’s shareholders.  The New Management Agreement is similar in all material respects to the current management agreement (the “Current Management Agreement”) that it will replace.  The effective date of the New Management Agreement will be the later of the date shareholders of the Fund approve the New Management Agreement or upon the completion of the restructuring described below.

Shareholder approval of the New Management Agreement is being requested in connection with an anticipated change in the ownership of SMH Capital.  Currently, SMH Capital is a wholly owned subsidiary of The Edelman Financial Group Inc. (“Edelman”).  On April 16, 2012, Edelman entered into a merger agreement with Summer Holdings II, Inc., and Summer Merger Sub, Inc., a wholly owned subsidiary of Summer Holdings II, Inc.  The proposed merger of Edelman with Summer Merger Sub, Inc. will result in a change in the ownership of Edelman, and indirectly, a change in control of SMH Capital.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in a change in control of an investment adviser causes the adviser’s management agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act.  The merger described above is presumed to constitute a “change in control” of SMH Capital for purposes of the 1940 Act and will cause the “assignment” and resulting termination of the Current Management Agreement upon completion of the proposed merger.

The 1940 Act requires that the New Management Agreement be approved by a vote of a majority of the outstanding shares of the SMH Fund.  Therefore, shareholders are being asked to approve the proposed New Management Agreement, which will take effect upon the later of completion of the proposed merger or shareholder approval.  Under the 1940 Act, a Trust may approve an interim management agreement to permit an adviser to continue providing services to a fund for a duration of up to 150 days from the day the prior management agreement terminated.  The Board of Trustees of the Trust approved an interim management agreement between the Trust and SMH Capital for the SMH Fund on May 16, 2012 (the “Interim Management Agreement”).  If the proposed merger is completed before shareholders of the SMH Fund approve the New Management Agreement, SMH Capital will continue to manage the Fund pursuant to the Interim Management Agreement until such approval is obtained.

The Management Agreements

Under the terms of the Current Management Agreement, SMH Capital was entitled to receive an annual advisory fee from the SMH Fund equal to 0.55% of the Fund’s average daily net assets.  For such compensation, SMH Capital, at its expense, continuously furnished an investment program for the SMH Fund, makes investment decisions on behalf of the SMH Fund, and places all orders for the purchase and sale of portfolio securities, subject to the SMH Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine.  The Current Management Agreement was entered into on May 19, 2010 and was approved by the shareholders of the SMH Fund on [May 24], 2010.  The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), last renewed the Current Management Agreement at a Board meeting on February 28, 2012.

The Current Management Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust.  The Current Management Agreement automatically terminates on assignment and is terminable upon notice by the SMH Fund.  In addition, the Current Management Agreement may be terminated on not more than 60 days’ notice by SMH Capital given to the Fund.

The Current Management Agreement provides that SMH Capital shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The terms of the New Management Agreement are identical in all material respects to those of the Current Management Agreement, except for the date of execution, effectiveness, and termination. The terms of the Interim Management Agreement are identical in all material respects to those of the Current Management Agreement, except for the date of execution, effectiveness, and termination, the maximum duration is 150 days, and fees are held in escrow until shareholders of the SMH Fund approve the New Management Agreement.

The effective date of the New Management Agreement with respect to SMH Fund will be the later of (1) date shareholders of the Fund approve the New Management Agreement or (2) the effective date of the proposed Edelman merger.  Subject to shareholder approval, the Trust will enter into the New Management Agreement with SMH Capital.  If the New Management Agreement with SMH Capital is not approved by shareholders, the Board of Trustees will consider other options, including a new or modified request for shareholder approval of a New Management Agreement.

The New Management Agreement is attached as Appendix B.  You should read the New Management Agreement.  The description in this Proxy Statement of the New Management Agreement is only a summary.

Evaluation by the Board of Trustees

At a meeting held on May 16, 2012, the Board of Trustees of the Trust approved the New Management Agreement for the SMH Fund, subject to shareholder approval, as well as the Interim Sub-Advisory Agreement.  The Board’s determination to approve the New Management Agreement followed their consideration of various factors and review of written materials provided by SHM Capital. The Boards’ deliberations and the information on which their conclusions were based are summarized below.

The Trustees noted that the renewal of Current Management Agreement was considered and approved at the quarterly meeting of the Board of Trustees on February 28, 2012. The Trustees were informed that it was not anticipated that there would be any changes to the current operations or services provided to the Fund by SMH Capital after the Edelman merger and that the New Management Agreement was nearly identical to the Current Management Agreement.

As to the nature, extent and quality of the services provided by SMH Capital to the Fund, the Trustees reviewed SMH Capital’s responses to a series of questions regarding the services provided by SMH Advisors, as well as information on the corporate structure, officers, owners and compliance record of SMH Advisors.  The Trustees then discussed the nature of the SMH Capital’s operations, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board then reviewed financial information for SMH Advisors provided by the firm. The Trustees concluded that the adviser has provided a level of service consistent with the Board’s expectations.

The Trustees discussed the corporate organization of SMH Capital and noted that SMH Capital is not affiliated with the transfer agent, underwriter or custodian, and therefore will not derive any benefits from the relationships these parties have with the Trust, nor will SMH Advisors receive benefits from the 12b-1 fees and soft dollar payments with respect to the SMH Fund.

As to the Fund’s performance on a comparative basis, the Trustees reviewed the Fund’s performance for the 2011 period and compared the performance to that of a group of similarly managed funds and a benchmark index. The Board noted that the SMH Fund had underperformed its respective peer group averages and benchmark index for the year. The Trustees acknowledged that 2011 was a challenging year in the markets and for the advisor. Following discussion, the Board concluded that the Fund’s performance was acceptable. The Board noted that no change to the investment personnel servicing the Fund was anticipated as a result of the proposed Edelman merger.

The Board considered the profits realized by the adviser in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Trustees concluded that the adviser’s level of profitability from its relationship with the Fund was not excessive.

As to comparative fees and expenses, the Trustees considered the management fee paid by the SMH Fund and compared that fee to the management fees paid by funds in a peer group.  The Board further noted that the advisor has contractually agreed to waive all fees and/or reimburse all ordinary expenses of the Fund so long as the Fund is used exclusively for “wrap account” programs and that SMH Advisor’s has agreed to continue such waiver of fees and expenses after the Transaction.  Following discussion, the Trustees concluded that the management fee for the SMH Fund was reasonable.

As to economies of scale, the Board considered whether there will be economies of scale with respect to the management of the Fund and whether there is the potential for realization of any further economies of scale.  After discussion, it was noted that because of the Fund’s size, economies of scale were unlikely to be realized in the near future and consequently, were not a relevant consideration at this time.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the SMH Fund vote “FOR” approval of the New Management Agreement.

Information Concerning SMH Capital

SMH Capital is a Texas corporation located at 4800 Overton Plaza, Suite 300, Fort Worth, Texas 76109.  The names, titles, addresses, and principal occupations of the principal executive officers and directors of SMH Capital are set forth below:

Name and Address:*	Title:	Principal Occupation:
Jeffrey A. Cummer	Executive Chairman, Senior Portfolio Manager and Director	Executive Chairman and Senior Portfolio Manager of SMH Capital
Dwayne A. Moyers	President, Chief Investment Officer, Senior Portfolio Manager, Assistant Secretary and Director	President, Chief Investment Officer, and Senior Portfolio Manager of SMH Capital
George L. Ball	Director	Chairman of the Board of Edelman
Rick Berry	Vice President and Secretary	Chief Financial Officer of Edelman
Leslie B. Jallans	Chief Compliance Officer	Chief Compliance Officer of Sanders Morris Harris Inc.
Bruce R. McMaken	Director	Executive Vice President of Edelman
John T. Unger	Senior Vice President, General Counsel and Assistant Secretary	Senior Vice President and General Counsel of Edelman
Edward P. Moore	Director	Executive Vice President-Wealth Management of Edelman
Morgan D. Neff	Vice President, Senior Portfolio Manager and Head Trader	Vice President, Senior Portfolio Manager and Head Trader of SMH Capital

* The address for each officer and director is SMH Capital Advisors, Inc., 4800 Overton Plaza, Suite 300, Fort Worth, Texas 76109.

During the fiscal year ended June 30, 2012, SMH Capital earned sub-advisory fees of $620,854 for services to the High Income Fund and $333,874 for services to the Total Return Fund under the Current Sub-Advisory Agreement.  During the fiscal year ended June 30, 2012, SMH Capital earned management fees of $383,496 for services to the SMH Fund under the Current Management Agreement and waived $383,496 of those fees pursuant to the SMH Fund’s expense limitation agreement with the Trust.

PROPOSAL III

APPROVAL OF THE FUNDS’ RELIANCE ON AN ORDER BY THE SEC FOR EXEMPTION
UNDER VARIOUS RULES AND FORMS OF THE 1940 ACT

Background

The purpose of this proposal is to enable Catalyst, with the approval of the Board of Trustees, including a separate vote of the Independent Trustees, to appoint one or more non-affiliated investment sub-advisers or to replace an existing investment sub-adviser with a non-affiliated investment sub-adviser, as well as change the terms of a contract with a non-affiliated investment sub-adviser, without soliciting the approval of shareholders.  To do so, the Trust and Catalyst will apply for an order for exemptive relief from the SEC (a “Manager of Managers Order”) to permit Catalyst, with the approval of the Board of Trustees, to take such actions with respect to the High Income Fund and the Total Return Fund (together the “Catalyst/SMH Funds”).

The 1940 Act and the rules thereunder require that sub-advisory agreements be approved by the Board, including by a majority of the Independent Trustees, and the shareholders of the applicable Fund.  Therefore, if and when Catalyst seeks to hire one or more sub-advisers to provide investment advisory services to a Catalyst/SMH Fund, or to replace an existing sub-adviser, or if SMH undergoes another change of control, the Trust must solicit shareholder approval of a new sub-advisory agreement at a shareholder meeting preceded by the preparation, filing, printing and mailing of a proxy statement, such as this Proxy Statement, and Catalyst or the respective Catalyst/SMH Fund would be required to pay the costs of such activities.  The Manager of Managers Order will facilitate the efficient hiring of sub-advisers, or approving a new agreement in the case of a change of control, without the burden and expense of a shareholder meeting.

The Board of Trustees of the Trust approved the filing of an application (the “Application”) by the Trust and Catalyst for the Manager of Managers Order.

The Application for a Manager of Managers Order

The Application will state that Catalyst will obtain the approval of the Board, including a majority of the Independent Trustees, when changing sub-advisers or making material changes to an existing sub-advisory agreement, but approval by shareholders of the applicable Catalyst/SMH Fund will not be sought or obtained.  The Manager of Managers Order will only apply  to the hiring of and making material changes to a sub-advisory agreement with a sub-adviser that is not affiliated with Catalyst.  Shareholder approval will continue to be required for such actions involving an affiliated sub-adviser.

If the Manager of Managers Order is granted, sub-advisory agreements of the Catalyst Funds will continue to be subject to the requirements of Section 15(a) of the 1940 Act with respect to the terms of such agreements.  Additionally, each Fund that intends  to rely on the Manager of Managers Order will prominently disclose in its prospectus that Catalyst monitors the respective Fund’s sub-adviser(s) for adherence to their specific strategy, continuously supervises and monitors their performance and periodically recommends to the Board which sub-adviser(s) should be retained or released.  Each of these Funds will also disclose that it operates pursuant to the terms and conditions of the Catalyst Funds’ application for the Manager of Managers Order.  Each of these Funds will be required, within 90 days of the hiring of a new sub-adviser, to furnish its shareholders with all information about the new sub-adviser that would be included in a proxy statement.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of each Catalyst Fund vote “FOR” approval of the respective Fund’s reliance on an order by the SEC for exemption under various rules and forms of the 1940 Act.

OTHER INFORMATION

OPERATION OF THE FUNDS

The Funds are each a diversified series of the Mutual Fund Series Trust, an open-end investment management company organized as an Ohio business trust and formed by an Agreement and Declaration of Trust on February 27, 2006.  The Trust’s principal executive offices are located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.  The Board of Trustees supervises the business activities of the Funds.  Like other mutual funds, the Funds retain various organizations to perform specialized services.  Northern Lights Distributors, LLC, located at 4020 South 147th Street, Omaha, Nebraska 68137  serves as the principal underwriter and national distributor of the Funds.  Gemini Fund Services, LLC located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 provides the Funds with transfer agent, accounting, compliance and certain administrative services.  MFund Services LLC, 22 High Street, Huntington, NY 11743, provides the Trust with certain management and administrative services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for the Catalyst/SMH Funds will be voted for approval of the proposed New Sub-Advisory Agreement, and for approval of the Catalyst/SMH Funds’ reliance on the Manager of Managers Order.  If no specification is made, the shares represented by a duly executed proxy for the SMH Fund will be voted for approval of the proposed New Management Agreement. For all Funds, if no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of each Fund were issued and outstanding:

High Income Fund	Total = [ ] Class A = [ ] Class C = [ ]
Total Return Fund	Total = [ ] Class A = [ ] Class C = [ ]
SMH Fund	Total = [ ]

All shareholders of record of the High Income Fund and the Total Return Fund on the Record Date are entitled to vote at the Meeting on Proposal I and Proposal III.  All shareholders of record of the SMH Fund on the Record Date are entitled to vote at the Meeting on Proposal II.  Each shareholder of a respective Fund is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter with respect to that Fund submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of each Fund, as applicable, is required for the approval of the proposed New Sub-Advisory Agreement, the proposed New Management Agreement and for approval of the respective Catalyst Fund’s reliance on the Manager of Managers Order.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of a Fund represented at the Meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the proposed New Sub-Advisory Agreement, the proposed New Management Agreement, and approval of the Catalyst Funds’ reliance on the Manager of Managers Order, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of a Fund on the Record Date.  As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of a Fund.

The record owners of more than 5% of the outstanding shares of each Fund are listed in the following tables.

Catalyst/SMH High Income Fund

Name and Address	Percentage of Fund Owned	Number of Shares of each Class Owned
[ ]%
[ ]%
[ ]%
[ ]%

Catalyst/SMH Total Return Income Fund

Name and Address	Percentage of Fund Owned	Number of Shares of each Class Owned
[ ]%
[ ]%
[ ]%

SMH Representation Trust

Name and Address	Percentage of Fund Owned	Number of Shares of each Class Owned
[ ]%
[ ]%
[ ]%
[ ]%
[ ]%
[ ]%
[ ]%

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  As of the Record Date, the Trust is not aware of any other shareholder owning more than 25% of the shares of a Fund.

[As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Fund as of the Record Date.]

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the U.S. Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular Meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to James P. Ash, Secretary, Mutual Fund Series Trust, 450 Wireless Blvd., Hauppauge, New York 11788.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by SMH.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of each Fund of whom they have knowledge, and SMH will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust, Catalyst, and SMH may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at 1-1-866-447-4228, or write the Trust at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed management agreement), and Proxy Card are available at [              ].

BY ORDER OF THE BOARD OF TRUSTEES

James P. Ash, Secretary

Dated [              ], 2012

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

Appendix A

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT, dated as of ____________, 2012, between Catalyst Capital Advisors LLC, a New York limited liability corporation (the “Adviser”), and SMH Capital Advisors, Inc., a Texas corporation (the “Sub-Adviser”).

WHEREAS, the Adviser acts as an investment adviser to multiple series of Catalyst Funds, an Ohio business trust (the “Trust”), pursuant to a Management Agreement dated as of July 31, 2006 as amended (the “Management Agreement”);

WHEREAS, the Sub-Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisors Act of 1940, as amended;

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Catalyst High Income Fund, Catalyst Total Return Income Fund and Catalyst Rising Dividend Income Fund (each a “Fund” and together the “Funds”), each a series of shares of beneficial interest of the Trust, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

Appointment and Status of Sub-Adviser.  The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to the Funds for the period and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.  The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

Sub-Adviser’s Duties.  Subject to the general supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of the Funds and the composition of the portfolio of securities and investments (including cash) belonging to the Funds, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with each Fund’s investment objective, policies and restrictions as stated in each Fund’s then-current Prospectus and Statement of Additional Information (together, the “Prospectus”) and subject to the following understandings:

The Sub-Adviser shall furnish a continuous investment program for the Funds and determine from time to time what investments or securities will be purchased, retained or sold by the Funds and what portion of the assets belonging to the Funds will be invested or held uninvested as cash;

The Sub-Adviser shall use its best judgment in the performance of its duties under this Agreement;

The Sub-Adviser, in the performance of its duties and obligations under this Agreement for the Funds, shall act in conformity with the Trust’s declaration of trust, its by-laws and each Fund’s prospectus and with the reasonable instructions and directions of the Trust’s Board of Trustees and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

The Sub-Adviser shall determine the securities to be purchased or sold by the Funds and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to section 3 below;

The Sub-Adviser shall maintain books and records with respect to the securities transactions of the Funds and shall render to the Adviser and the Trust’s Board of Trustees such periodic and special reports as the Adviser or the Board may reasonably request;

The Sub-Adviser shall provide the Trust’s custodian and fund accountant on each business day with information about the Funds’ securities transactions, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;

The Sub-Adviser shall respond immediately to any request from the Adviser or the Funds’ fund accountant for assistance in obtaining price sources for securities held by the Fund or determining a price when a price source is not available, and shall periodically review the prices used by the Funds’ accountant to determine net asset value and advise the Funds’ accountant promptly if any price appears to be incorrect;

The Sub-Adviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested from time to time.  Such proxies will be voted in a manner that the Sub-Adviser deems, in good faith, to be in the best interests of the Funds and in accordance with the Sub-Adviser’s proxy voting policy.  The Sub-Adviser shall provide a copy of its proxy voting policy, and any amendments thereto, to the Adviser prior to the execution of this Agreement;

The Sub-Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Sub-Adviser shall provide to the Board a written report that describes any issues arising under the code of ethics since the last report to the Board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Sub-Adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in rule 17j-1) from violating the code;

The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable federal and state regulations.  The Sub-Adviser shall provide to the trust’s chief compliance officer an annual written report regarding the Sub-Adviser’s compliance program.

Execution of Purchase and Sale Orders.  In connection with purchases or sales of portfolio securities for the account of the Funds, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time.  The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage.  In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek for the Funds the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.  In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which it exercises investment discretion.  The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer.  The determination may be viewed in terms of either a particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Funds and to accounts over which the Sub-Adviser exercises investment discretion.  The Trust and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Funds and the Sub-Adviser, it is not possible to place a dollar value on such information.  The Board shall periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Funds.  The Sub-Adviser may not give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute fund portfolio transactions.

Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting a Fund’s portfolio transactions, including transactions effected through others.  If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of the Funds, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Funds.  The Sub-Adviser’s services to the Funds pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

Books and Records.  The Sub-Adviser shall keep the trust’s books and records required to be maintained by it pursuant to Section 2(e) of this Agreement.  The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust’s request.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

Expenses of the Sub-Adviser.  During the term of this Agreement, the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust, if any, who are “interested persons” of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Funds (including taxes and brokerage commissions, if any).  Notwithstanding the foregoing, the Sub-Adviser is not obligated to pay the compensation or expenses of the Trust’s chief compliance officer, regardless of whether the chief compliance officer is affiliated with the Sub-Adviser.

Compensation of the Sub-Adviser.  For the services provided and the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation thereof a fee equal to fifty percent (0.50) of the net advisory fees paid by each fund to the Adviser.  Net advisory fees are defined as management fees less fee waivers due to the expense caps and any revenue sharing, administration or sub-transfer agency fees not paid by the fund.  This fee for each month will be paid to the Sub-Adviser during the succeeding month.  The Adviser is solely responsible for the payment of the Sub-Adviser’s fees, and the Sub-Adviser agrees not to seek payment of its fees from the Trust or the Fund.

Use of Names.  The Trust and Sub-Adviser acknowledge that all rights to the name “Catalyst” belong to the Adviser, and that the Trust is being granted a limited license to use such words in its fund name or in any class name.  In the event the Adviser ceases to be the Adviser, the Trust’s right to the use of the name “Catalyst” shall automatically cease on the ninetieth day following the termination of this Agreement.  The right to the name may also be withdrawn by the Adviser during the term of the Management Agreement upon ninety (90) days’ written notice by the Adviser to the Trust.  Nothing contained herein shall impair or diminish in any respect the Adviser’s right to use the name “Catalyst” in the name of, or in connection with, any other business enterprises with which the Adviser is or may become associated. there is no charge to the Trust for the right to use this name.

Liability.  Neither the Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser’s duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser’s control or direction, even though paid by the Sub-Adviser.

Duration and Termination.  The term of this Agreement shall begin on the date of this Agreement and shall continue in effect for a period of two (2) years from the date of this Agreement.  This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of each fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

This Agreement may be terminated at any time on at least 60 days’ prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board of Trustees, (ii) by the Adviser, (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Fund under Section 6(c) of the 1940 Act, exempting the Trust or the Funds from Section 15(a) and Rule 18f-2 under the 1940 Act. the Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the Adviser and the Trust.  This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

Amendment.  This Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the Trust approves the amendment (a) by vote of a majority of the trustees of the Trust, including trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each fund affected by such amendment.

Notices.  Notices of any kind to be given in writing and shall be duly given if mailed or delivered to the Sub-Adviser at 4800 Overton Plaza, Suite 300, Fort Worth, TX 76109 and to the Adviser at 22 High Street, Huntington, NY 11743, or at such other address or to such other individual as shall be specified by the party to be given notice.

Governing Law.  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act.  In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

Severability.  In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Binding Effect.  Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

Captions.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

Change of Control.  The Sub-Adviser shall notify adviser and the Trust in writing at least 60 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

Other Business.  Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser’s directors, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date and year first above written.

CATALYSTS CAPITAL ADVISORS LLC

SMH CAPITAL ADVISORS, INC.

BY:

BY:

NAME:  JERRY SZILAGYI

NAME :

DWAYNE A. MOYER

TITLE:

CEO

TITLE:

CHIEF INVESTMENT OFFICER

Appendix B

MANAGEMENT AGREEMENT

TO:

SMH Capital Advisors, Inc.

4800 Overton Plaza, Suite 300

Fort Worth, TX 76109

Dear Sirs:

Catalyst Funds (the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an open-end management investment company.  The Trust currently offers several series of shares to investors.

You have been selected to act as the sole investment manager of the series of the Trust set forth on the Exhibit to this Agreement (each, a “Fund,” collectively, the “Funds”) and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth.  Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

1.

ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to each Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for each Fund consistent with the Fund’s investment objective and policies.  You will determine or arrange for others to determine the securities to be purchased for each Fund, the portfolio securities to be held or sold by each Fund and the portion of each Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish.  You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable.  You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

2.

USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the “Act”) by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of the applicable Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act).  Any such delegation shall not relieve you from any liability hereunder.

3.

ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation of any sub-adviser retained pursuant to paragraph 2 above and the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your corporation or limited liability company and will make available, without expense to the Funds, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.  Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Adviser.  The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your corporation or limited liability company will be paid by the Funds.

Each Fund will be responsible for the payment of all operating expenses of the Fund, including the compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to Rule 12b-1 under the Act; and all other operating expenses not specifically assumed by you.  Each Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

You may obtain reimbursement from each Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.

COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, each Fund will pay you a fee based on the average value of the daily net assets of the Fund and paid at an annual rate as set forth on the Exhibit executed with respect to such Fund and attached hereto.

The average value of the daily net assets of a Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required.  If, pursuant to such provisions, the determination of net asset value of a Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day.  If the determination of the net asset value of a Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

5.

EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of a Fund, it is understood that you (or the applicable sub-adviser retained pursuant to paragraph 2 above) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or the sub-adviser), subject to review of this selection by the Board of Trustees from time to time.  You (or the sub-adviser) will be responsible for the negotiation and the allocation of principal business and portfolio brokerage.  In the selection of such brokers or dealers and the placing of such orders, you (or the sub-adviser) are directed at all times to seek for the Funds the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You (or the sub-adviser) should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.  In seeking best qualitative execution, you (or the sub-adviser) are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion.  You (or the sub-adviser) are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you (or the sub-adviser) determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer.  The determination may be viewed in terms of either a particular transaction or your (or the sub-adviser’s) overall responsibilities with respect to the Fund and to accounts over which you (or the sub-adviser) exercise investment discretion.  The Funds and you (and the sub-adviser) understand and acknowledge that, although the information may be useful to the Funds and you (and the sub-adviser), it is not possible to place a dollar value on such information.  The Board of Trustees shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

A broker’s or dealer's sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of the Fund.  You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) the Fund's portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from the Fund's portfolio transactions through such broker or dealer.  However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of the Fund provided the Board of Trustees has adopted policies and procedures under Rule 12b-1(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the Act, and other applicable law, you (or the sub-adviser), any of your (and the sub-adviser’s) affiliates or any affiliates of your (or the sub-adviser’s) affiliates may retain compensation in connection with effecting a Fund’s portfolio transactions, including transactions effected through others.  If any occasion should arise in which you (or the sub-adviser) give any advice to your clients (or clients of the sub-adviser) concerning the shares of a Fund, you (or the sub-adviser) will act solely as investment counsel for such client and not in any way on behalf of the Fund.

6.

PROXY VOTING

You will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Funds and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement

7.

CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

8.

SERVICES NOT EXCLUSIVE/USE OF NAME

Your services to a Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Funds.

The Trust and you acknowledge that all rights to the name “SMH” or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name.  In the event you cease to be the adviser to the Funds, the Trust’s right to the use of the name “SMH” shall automatically cease on the ninetieth day following the termination of this Agreement.  The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days’ written notice by you to the Trust.  Nothing contained herein shall impair or diminish in any respect, your right to use the name “SMH” in the name of, or in connection with, any other business enterprises with which you are or may become associated.  There is no charge to the Trust for the right to use this name.

9.

LIMITATION OF LIABILITY OF MANAGER

You may rely on information reasonably believed by you to be accurate and reliable.  Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

10.

DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin on the date of this Agreement for each Fund that has executed an Exhibit hereto as of the date of this Agreement and shall continue in effect with respect to each such Fund (and any subsequent Fund added pursuant to an Exhibit executed during the initial two-year term of this Agreement) for a period of two years.  This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of such Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.  If a Fund is added pursuant to an Exhibit executed after the date of this Agreement as described above, this Agreement shall become effective with respect to that Fund upon execution of the applicable Exhibit and shall continue in effect for a period of two years from the date thereof and from year to year thereafter, subject to approval as described above.

This Agreement may, on sixty (60) days written notice, be terminated with respect to a Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you.  This Agreement shall automatically terminate in the event of its assignment.

11.

AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

12.

LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Catalyst Funds” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended.  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the applicable Fund), as provided in the Agreement and Declaration of Trust.  The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the applicable Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of applicable Fund) as provided in its Agreement and Declaration of Trust.  A copy of the Agreement and Declaration of Trust is on file with the Secretary of State of Ohio.

13.

SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

14.

BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the Act, you agree that all record which you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust’s request.  You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

15.

QUESTIONS OF INTERPRETATION

(a)

This Agreement shall be governed by the laws of the State of New York.

(b)

For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c)

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff.  In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

16.

NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the designated address of the Trust is 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA 19090.

17.

CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings.  You agree that, consistent with your Code of Ethics, neither your nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

18.

COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19.

 BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

20.

CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

Catalyst Funds

Dated: as of [                        ]

By:

Print Name:

Title:

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

SMH Capital Advisors, Inc.

Dated: as of [                        ]

By:

Print Name:

Title:

Exhibit 1

Dated: [                        ]

            Percentage of Average

Fund

Daily Net Assets

SMH Representation Trust

0.55% which will be waived

Mutual Fund Series Trust

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

Catalyst / SMH High Income Fund

Catalyst / SMH Total Return Income Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD __________________ ___, 2012

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jerry Szilagyi and Jennifer Bailey, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Mutual Fund Series Trust (the “Trust”) to be held at [_____________________________________________________] on _________________ ___, 2012 at [   ]:00 [ ].m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the [Fund Name Here] (the “Fund”), on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE NEW SUB-ADVISORY AGREEMENT, THE NEW MANAGEMENT AGREEMENT, FOR RELIANCE ON AN ORDER BY THE SEC FOR EXEMPTION UNDER VARIOUS RULES AND FORMS OF THE 1940 ACT, AND IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________     Signature        Date

_______________________________________Signature of Joint Shareholder    Date

▲  FOLD HERE  PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: [ ]

	FOR	AGAINST	ABSTAIN
1. To approve a new Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and SMH Capital Advisors, Inc.	☐	☐	☐

2.

To approve the respective Catalyst Fund’s reliance on an order by the Securities and Exchange Commission for which the Fund has applied for exemption from Section 15(a) of the Investment Company Act of 1940.

	☐	☐	☐

A copy of the Proxy Statement and sample Proxy Ballot are available online at: [          ]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

“Scanner Bar Code”

TAG ID:

                    CUSIP:

Mutual Fund Series Trust

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

SMH Representation Trust

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD __________________ ___, 2012

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jerry Szilagyi and Jennifer Bailey, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Mutual Fund Series Trust (the “Trust”) to be held at [_____________________________________________________] on _________________ ___, 2012 at [   ]:00 [ ].m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the [Fund Name Here] (the “Fund”), on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE NEW SUB-ADVISORY AGREEMENT, THE NEW MANAGEMENT AGREEMENT, FOR RELIANCE ON AN ORDER BY THE SEC FOR EXEMPTION UNDER VARIOUS RULES AND FORMS OF THE 1940 ACT, AND IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________     Signature        Date

_______________________________________Signature of Joint Shareholder    Date

▲  FOLD HERE  PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: [ ]

	FOR	AGAINST	ABSTAIN
1. To approve a new Management Agreement between Mutual Fund Series Trust, on behalf of the SMH Representation Trust, and SMH Capital Advisors, Inc.	☐	☐	☐

A copy of the Proxy Statement and sample Proxy Ballot are available online at: [          ]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

“Scanner Bar Code”

TAG ID:

                    CUSIP: